UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2007

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 W. Riverside Avenue, Suite 400 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (509) 467-6993

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

AmericanWest Bancorporation will be presenting at the Ninth Annual D.A. Davidson & Co. Financial Services Conference, May 9, 2007. The Company will present a slide presentation that may be viewed via webcast at www.wsw.com/webcast/dadco9/awbc. The presentation is included as Exhibit 99.1 and is furnished pursuant to Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a) Non-applicable

(b) Non-applicable

(c) Non-applicable

(d) Exhibit No.	Exhibit Description

99.1	AmericanWest Bancorporation’s slide presentation for, the Ninth Annual D.A. Davidson & Co., Financial Services Conference, May 9, 2007.

99.2	Press release date May 7, 2007, titled, “AmericanWest Bancorporation to Present at the Ninth Annual D.A. Davidson & Co., Financial Services Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION,
a Washington Corporation

Dated: May 9, 2007	/s/ Patrick J. Rusnak
Patrick J. Rusnak
EVP and Chief Operating Officer